DF DENT PREMIER GROWTH FUND
                          Supplement Dated July 2, 2001



DF Dent Premier Growth Fund (the "Fund') is expected to commence operations on July 16, 2001.

During an initial offering period from July 2, 2001 through July 13, 2001 (the "Initial Offering Period"), the Fund's distributor, Forum Fund Services, LLC, will solicit orders to purchase Fund shares. If the Fund's transfer agent (the "Transfer Agent") receives your purchase order and payment prior to 4:00 p.m., Eastern time, on July 16, 2001, your order will be processed at the Fund's initial offering price of $10.00 on July 16, 2001.

Monies received to purchase Fund shares during the Initial Offering Period will be held by the Transfer Agent and will not be invested in the Fund until July 16, 2001. Checks received to purchase Fund shares during the Initial Offering Period will be cashed on July 16, 2001 and the proceeds will be invested in the Fund on that day.

Prior to commencement of the Fund's operations, the Fund will not accept wire payments for purchase orders.